UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


	 Date of Report (Date of earliest event reported):  May 26, 1998

		      NORWEST ASSET SECURITIES CORPORATION
	    Mortgage Pass-Through Certificates, Series 1998-4A and -4B Trust


New York (governing law of           333-21263-25     52-2079989, 52-2079990
Pooling and Servicing Agreement)     (Commission            (I.R.S. Employer
(State or other                      File Number)           Identification No.)
jurisdiction


       c/o Norwest Bank Minnesota, N.A.
       7485 New Horizon Way
       Frederick, Maryland                                   21703
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (301) 696-7900



	  Former name or former address, if changed since last report)


ITEM 5.  Other Events

On May 26, 1998 a distribution was made to holders of NORWEST ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1998-4A and -4B Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description

	     EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-4A Trust, relating to the May 26, 1998 distribution.
	     EX-99.2 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-4B Trust, relating to the May 26, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		       NORWEST ASSET SECURITIES CORPORATION
	  Mortgage Pass-Through Certificates, Series 1998-4A and -4B Trust

	  By:   Norwest Bank Minnesota, N.A., as Master Servicer
	  By:   /s/ Sherri J. Sharps, Vice President
	  By:   Sherri J. Sharps, Vice President
	  Date: 6/3/1998


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-4A Trust, relating to the May 26, 1998 distribution.
EX-99.2 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-4B Trust, relating to the May 26, 1998 distribution.